EXHIBIT 32.1
                            CERTIFICATION PURSUANT TO
                 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned Cosmo Palmieri, President and Treasurer of Our Glass, Inc. hereby certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) the annual report on Form 10-KSB of Our Glass, Inc. for the year ended December 31, 2004 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of Our Glass, Inc.


 Dated: April 11, 2005

 /s/ Cosmo Palmieri
 ------------------
 Cosmo Palmieri
 President and Treasurer
 (Principal Executive Officer, Principal Financial Officer,
 and Principal Accounting Officer)